EXHIBIT 99.1

Building the Best-in-Class Transmission System: Acquisition of Michigan Electric Transmission Company May 12, 2006

This presentation contains certain statements that describe our management's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business after the proposed acquisition transaction, and the electricity transmission industry based upon information currently available. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "anticipates", "believes", "intends", "estimates", "expects", "projects" and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this presentation and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise. The securities referred to in this presentation have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and applicable state securities laws. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful. Safe Harbor Language and Legal Disclaimer

In this presentation we have presented Adjusted EBITDA, which is a non-GAAP financial measure. A non- GAAP financial measure is generally defined as one that purports to measure historical or future financial performance, financial position or cash flows but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measure. We define Adjusted EBITDA as net income plus income taxes, depreciation and amortization expense and interest expense, excluding allowance for equity funds used during construction and certain other items not related to operating performance. We use Adjusted EBITDA on a consolidated basis to assess our overall financial and operating performance. We believe this non-GAAP measure, as we have defined it, is helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. Adjusted EBITDA provides us with a measure of financial performance independent of items that are beyond the control of management in the short-term, such as depreciation, taxation and interest expense associated with our capital structure. This metric measures our financial performance based on operational factors that management can impact in the short-term, namely the cost structure or expenses of the organization. Adjusted EBITDA is one of the metrics used by senior management and the board of directors to review the financial performance of the business on a monthly basis and to determine the level of bonuses for management and employees. Adjusted EBITDA is also used by research analysts and investors to evaluate the performance of and value companies in our industry. An investor or potential investor may find this item important in evaluating our performance, results of operations and financial position. We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA is not an alternative to net income, operating income or cash flows from operating activities as calculated and presented in accordance with GAAP. In addition, because Adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented in this presentation, may differ from and may not be comparable to similarly titled measures used by other companies. Use Of Non-GAAP Financial Measures

In this presentation we have presented Adjusted EPS , which is a non-GAAP financial measure. A non-GAAP financial measure is generally defined as one that purports to measure historical or future financial performance, financial position or cash flows but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measure. We define Adjusted EPS as fully diluted EPS plus the after-tax impact of the non-cash amortization generated in the transaction. We are using Adjusted EPS in this presentation to assess the impact on EPS of the non-cash amortization generated in the transaction. We believe this non-GAAP measure, as we have defined it, is helpful in identifying the accretion in cash as a result of the transaction. However, Adjusted EPS has limitations as an analytical tool. Adjusted EPS is not an alternative to GAAP EPS. In addition, because Adjusted EPS is not a measure of financial performance under GAAP and is susceptible to varying calculations, Adjusted EPS, as presented in this presentation, may differ from and may not be comparable to similarly titled measures used by other companies. EPS figures included in the presentation assume that current capital market conditions remain consistent. Use Of Non-GAAP Financial Measures

Agenda Introduction and Transaction Overview Joseph L. Welch, President & CEO Regulatory Overview Joseph L. Welch, President & CEO A Unique Growth Platform Joseph L. Welch, President & CEO Financial Overview Edward Rahill, SVP & CFO Conclusion Joseph L. Welch, President & CEO

Introduction and Transaction Overview Joseph L. Welch, President & CEO

Transaction Overview ITC Holdings Corp. has signed a definitive purchase agreement to acquire all of the ownership interests of Michigan Electric Transmission Company (METC) Upon closing ITC Holdings will own 100% of the interests in METC Transaction valued at approximately $866 million to be financed through a combination of cash and ITC Holdings common stock Transaction requires both FERC and anti-trust approvals FERC approval anticipated by August 2006 Expected to close in second half of 2006 Transaction represents a significant milestone for ITC Holdings Supports its goal of contributing to the rebuilding of the US transmission infrastructure Provides an enhancement in value to shareholders METC

Transaction Overview Consideration $866 million $311 million of net debt and assumed liabilities Acquisition of equity for $555 million in cash and stock $915 million purchase price, including estimated transaction expenses of $49 million Financed through Approximately $70 million of equity to be issued to sellers, priced over 20 business days prior to closing Approximately $196 million from a future equity issuance $188 million of assumed or refinanced METC debt $461 million of new debt at ITC Holdings

ITC Holdings History ITCTransmission, primary operating subsidiary of ITC Holdings Corp., was launched in March 2003 upon the divestiture of DTE Energy's transmission business ITCTransmission is the nation's first fully independent transmission company ITC Holdings has remained focused on additional investment opportunities, both inside and outside of its service territory As fully independent companies focused on electricity transmission, ITC Holdings and ITCTransmission are uniquely positioned to bring much needed investment to the transmission grid

METC: An Optimal Acquisition Michigan Electric Transmission Company (METC) was launched in 2002 upon the divestiture of the transmission subsidiary of Consumers Energy Like the transmission system in ITCTransmission's service territory, METC's system requires significant investment to meet customer needs for reliable access to competitively priced supplies of electricity Since becoming a stand-alone transmission company, METC has invested substantially to improve its system As a contiguous transmission system with the clear need for more investment in infrastructure, METC is a very attractive acquisition for ITC Holdings The acquisition of METC is good for ITC and METC stakeholders METC

Benefits of Transaction Benefits to Customers Broader footprint in a geographically contiguous area for more efficient planning, construction and operations Supports Federal and State Policies Consistent with FERC policy to continue to advance the independent transmission company business model Both companies operate under the MISO Attachment O and receive a FERC approved ROE as means to encourage investment Increased Industry Presence Creates largest independent transmission company in US (1) Over 20,000MW combined peak load, about 15% of Midwest ISO peak load Creates 10th largest transmission serving entity in the country(1) (1) Based on annual electric retail sales in the service territory as found in "Edison Electric Institute Profile: Rankings of Shareholder-Owned Electric Companies", April 2005. METC

ITCTransmission/METC Comparison Founded March 2003 May 2002 Headquarters Novi Ann Arbor System Peak Load 12,302 MW 9,711 MW Service Area Southeastern Michigan Lower Peninsula of Michigan Total Transmission Miles More than 2,700 Approximately 5,400 Stations 155 80 Transmission Structures 16,000+ 43,000+ Interconnections 16 21 Membership Midwest ISO Midwest ISO 2005 Ratebase $612 million $397 million Employees 150+ 90+ METC

Investment Opportunity Aligned Interests of Stakeholders Regulatory Certainty, Attachment O Contiguous Transmission Systems Continued Focus on Independence Customers, Shareholders, Bondholders, Regulators Unique nature of acquisition and stability / growth provided by the business model and regulatory structure provides benefits not only to customers but also to the shareholders and bondholders.

Regulatory Overview Joseph L. Welch, President & CEO

Favorable Regulatory Construct Like ITCTransmission, METC is also a member of the Midwest ISO and therefore utilizes the predictable annual rate setting mechanism of Attachment O Provides certainty, stability and recoverability METC rate freeze ended 12/31/2005 Recent FERC approval for 13.38% ROE at METC With the acquisition of another similarly situated independent transmission company, this transaction facilitates FERC's vision of broader scope and configuration for independent transmission companies Like ITCTransmission, METC is FERC regulated Lack of federal/state jurisdiction issues Michigan regulators supportive of independent transmission company model

Pending METC Rate Case METC rate case filed in October 2005 Majority of requests approved by FERC, but some issues have been set for hearing, namely, the calculation of METC's deferred regulatory asset and certain items included in rate base. Rehearing pending on ROE (1) Administrative Law Judge ruling on issues set for hearing expected in January 2007 with FERC decision to follow (2) A motion asking FERC to suspend the rate case will be filed with FERC to allow ITC Holdings to assume responsibility for case upon closing Settlement discussions could still occur (1) METC 13.38% ROE was approved by FERC in a December 30,2005 order. However, FERC has been asked to grant a rehearing with respect to METC's ROE. (2) There is no specific timeframe within which the FERC must make their decision. As such the timing of the FERC's final decision may vary from our current estimate.

Regulatory Next Steps FERC 203 and 204 applications expected to be filed next week ITC Holdings will request approval in 60 days ITC Holdings anticipates an order by FERC by August and plans to close the transaction during the second half of 2006

Unique Growth Platform Joseph L. Welch, President & CEO

Investing in Reliability Prudent investment in the system - key to meeting customer, regulatory and investors' goals Objective remains the same - be the best-in-class transmission system Bring ITCTransmission's experience and proven track record of deploying capital and upgrading the transmission system to METC Capital Investment Profile

Capital Performance Enhancements Coordinated management and operation of two historically separate systems Workforce optimization Capital investment planning and coordination Access to capital Increased purchasing power Capitalize on ITCTransmission's proven track record Creating customer value creates shareholder value Tangible Customer Value Creation

Financial Overview Edward Rahill, SVP & CFO

Transaction Financing Plan Transaction sources and uses Figures assume that all METC and MTH debt is refinanced in order to provide a conservative estimate of transaction expenses; however, no final determination has been made as to which debt pieces will be refinanced

Pro Forma Earnings and Cash Flow Impact Projected to be break-even to accretive for GAAP EPS in 2007 and 2008 and accretive thereafter Projected CapEx well in excess of depreciation in 2007 and 2008 will result in added value in 2008 and beyond Accretive to ITC Holdings long term EPS growth rate Expected to be significantly accretive to Adjusted EPS (1) GAAP requires that ITC Holdings allocate approximately $75 million of the premium paid over METC's tangible book value to an amortizable asset Amortizable over approximately five years Creates approximately $14 million per annum of additional pre-tax, non-cash amortization Adding back the non-cash amortization generated in the transaction results in transaction being accretive on an Adjusted EPS (1) basis immediately ITC Holdings plans to invest between $750 million and $850 in the METC system over the next seven years Expected that plan will begin to ramp up in 2007 and be underway by 2009 Estimated to receive $58 million of Income tax Net Operating Loss (NOL) carryforwards at closing, with some restrictions on use. As a result, ITC Holdings is not expected to pay federal cash taxes until approximately 2009 (1) Refer to appendix for reconciliation of Adjusted EPS

ITC Holdings Standalone Earnings Guidance ITC Holdings is going to begin providing annual earnings guidance Expect to update this guidance quarterly Actual performance will be impacted by, amongst many other factors: Weather / load Point-to-point revenue Actual operating and maintenance expenses Actual capital expenditure (1) Refer to appendix for reconciliation of Adjusted EBITDA

ITC Holdings Pro Forma Earnings Guidance Pro forma for the METC acquisition 2006 is a stub year. Performance depends on ultimate closing date Actual performance will be impacted by, amongst many other factors: Timing and level of cost synergies Weather / load Point-to-point revenue Actual operating and maintenance expenses Actual capital expenditure (1) Refer to appendix for reconciliation of Adjusted EBITDA and Adjusted EPS

Credit Highlights Merger of strong regulated utility credits Pro forma consolidated credit metrics are solidly investment grade Attachment O provides predictable cash flow for both companies Larger Transco is consistent with public policy to improve transmission grid Reduces business risk by broadening geographic reach and diversifies customer base Management team focused on credit as integral component of business plan

Conclusion Joseph L. Welch, President & CEO

Summary of Transaction Highly strategic investment consistent with ITC Holdings' strategy: Benefits customers through ongoing capital improvements and maintenance Increased growth opportunities for ITC Holdings through METC Expected to be break-even to accretive for GAAP EPS in 2007 and 2008 and accretive thereafter Immediately accretive to Adjusted EPS Accretive to ITC Holdings' long term EPS growth rate Consistent with FERC goals: Increasing investment in transmission infrastructure Increasing size and scope through common ownership of two stand alone transmission companies Expected to close in second half of 2006 METC

Appendix

Pro Forma METC Guidance Rate Base: Year-end 2005 rate base of approximately $397mm (FERC Form 1 filing) Property Plant and Equipment 2006 capital of $20-$30mm; expected to approximate $120-$125mm per annum for 2007-2011 Depreciation expected to increase annually by ~2.5% of trailing year plant additions, net of retirements Regulatory Assets 2004 deferred expense of $100.5 million; amortization of $20.1mm per annum through year-end 2009 2004 ADIT adder of $42.8 million; amortization of $2.1mm per annum Deferred Taxes 3.0%-5.0% decrease for 2006; annual growth thereafter and expected to approach $65mm by 2011 Recoverable Expenses: Recoverable O&M Expected to grow 14.0% - 18.0% in 2006 1.0%-3.0% escalation from 2007 - 2011, prior to adjustment for annual cost savings $7-$8mm of additional cost savings achieved in 2007, growing to $10mm by year-end 2009 Depreciation Expected to increase annually by ~2.5% of trailing year plant additions, net of retirements Regulatory Asset Amortization Deferred Expense: $20.1mm of amortization per annum through year-end 2009 ADIT Adder: $2.1mm of amortization per annum through year-end 2024 Taxes other than income taxes are expected to increase annually by approximately 2.0% of trailing year plant additions, net of retirements

Pro Forma METC Guidance Revenue Credits: Point-to-Point Revenues Approximately $10.5 mm in 2005; expected to drop 40% in 2006 and grow 2.0% per annum thereafter MISO Schedule 1 Expected to grow 2.0%-4.0% per annum Network Load: 2006 weather normalized load of 83,500 MWs (total) Expected to grow 2.0%-4.0% per annum thereafter Other (Non-Network) Revenues: MISO Schedule 1 $0.053 MISO tariff applied to total system load

Reconciliation of Non-GAAP Measures ITCTransmission 2005 Rate Base Build Up

METC 2005 Rate Base Build Up Reconciliation of Non-GAAP Measures

ITC Holdings Stand Alone Adjusted EBITDA Reconciliation of Non-GAAP Measures

ITC Holdings Pro Forma Adjusted EBITDA Reconciliation of Non-GAAP Measures

ITC Holding Pro Forma Adjusted EPS Reconciliation of Non-GAAP Measures

Capital Expenditures Based on ITCTransmission's studies, ITCTransmission sees needs to spend approximately $600 million over five to seven years beginning in 2005 to rebuild existing transmission property, plant and equipment. There may be additional investment of up to approximately $400 million over the same period to upgrade the system to take into account demographics changes in Southeastern Michigan that have impacted transmission load and the changing role that transmission plays in meeting the needs of the wholesale market. This additional investment amount also may be needed to accommodate either the siting of new generation or to increase import capacity in response to expected growth in peak electrical demand. Approximately $100 million may be invested over this period for the primary benefit of relieving congestion in the transmission system in Southeastern Michigan, but the total of all these investments is expected not to exceed $1 billion. However, ITCTransmission's capital expenditures may be lower than anticipated for any reason, including, among other things, the impact of weather conditions, union strikes, labor shortages, material prices and availability, our ability to obtain financing for such expenditures, if necessary, limitations on the amount of construction that can be undertaken on ITCTransmission's system at any one time or regulatory approvals for reasons relating to environmental, siting or regional planning issues or as a result of legal proceedings.